CONFIDENTIAL

EXHIBIT 10.2

JOINDER TO GUARANTY AND COLLATERAL AGREEMENT
This JOINDER AGREEMENT (this “Agreement”) dated as of May 23, 2012 is executed by the undersigned for the benefit of Bank of America, N.A., as the Administrative Agent (the “Administrative Agent”), in connection with that certain Guaranty and Collateral Agreement dated as of August 30, 2010, among the Grantors party thereto and the Administrative Agent (as amended, restated, supplemented or modified from time to time, the “Guaranty and Collateral Agreement”). Capitalized terms not otherwise defined herein are being used herein as defined in the Guaranty and Collateral Agreement.
Each Person signatory hereto is required to execute this Agreement pursuant to Section 8.17 of the Guaranty and Collateral Agreement.
In consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory hereby agrees as follows:
1.Each such Person assumes all the obligations of a Grantor under the Guaranty and Collateral Agreement and agrees that such person or entity is a Grantor and bound as a Grantor under the terms of the Guaranty and Collateral Agreement, as if it had been an original signatory to such agreement. In furtherance of the foregoing, such Person hereby assigns, pledges and grants to the Administrative Agent a security interest and Lien in all of its right, title and interest in and to the Collateral owned thereby to secure the Secured Obligations.

2.Schedules 1, 2, 3, 4, 5, and 6 of the Guaranty and Collateral Agreement are hereby amended to add the information relating to each such Person set out on Schedules 1, 2, 3, 4, 5, and 6, respectively, hereof. Each such Person hereby makes to the Administrative Agent the representations and warranties set forth in the Guaranty and Collateral Agreement applicable to such Person and the applicable Collateral and confirms that such representations and warranties are true and correct after giving effect to such amendment to such Schedules.

3.In furtherance of its obligations under Section 5.2 of the Guaranty and Collateral Agreement, each such Person agrees to deliver to the Administrative Agent appropriately complete UCC financing statements naming such person or entity as debtor and the Administrative Agent as secured party, and describing its Collateral and such other documentation as the Administrative Agent (or its successors or assigns) may require to evidence, protect and perfect the Liens created by the Guaranty and Collateral Agreement, as modified hereby. Each such Person acknowledges and agrees to the authorizations given to the Administrative Agent under Section 5.10(b) of the Guaranty and Collateral Agreement and otherwise, and specifically, the undersigned hereby authorizes Administrative Agent, and/or its, agents, attorneys and designees, to immediately file financing statements in any public office deemed necessary by Administrative Agent to perfect the security interests in favor of Administrative Agent in “all assets” (or words of similar import) of such Person.

4.Each such Person's address for notices under the Guaranty and Collateral Agreement shall be the address of the Company set forth in the Credit Agreement.

CONFIDENTIAL

5.This Agreement shall be deemed to be part of, and a modification to, the Guaranty and Collateral Agreement and shall be governed by all the terms and provisions of the Guaranty and Collateral Agreement, with respect to the modifications intended to be made to such agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each such person or entity enforceable against such person or entity. Each such Person hereby waives notice of the Administrative Agent's acceptance of this Agreement. Each such Person will deliver an executed original of this Agreement to the Administrative Agent.

BELLA PICTURES HOLDINGS, LLC, a Delaware limited liability company

By:    /s/Dale Heins
Name:    Dale Heins
Title:    EVP, Finance / CFO / Treasurer / Member / Manager

SANDY REALTY HOLDINGS, LLC, a Missouri limited liability company

By:    /s/Dale Heins
Name:    Dale Heins
Title:    EVP, Finance / CFO / Treasurer / Member / Manager

Agreed and accepted as of the date first written above:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/Colin J. McClary
Name:    Colin J. McClary
Title:    Senior Vice President

Attached: Additional Schedules 1, 2, 3, 4, 5, and 6 to the Guaranty and Collateral Agreement

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